Exhibit 10.22

Agreement

Neutron Energy Facility Extension and Increase

First Amendment

Agreement to Facility

Agreement

Neutron Energy, Inc.

Cibola Resources LLC

RMB Australia Holdings Limited

RMB Resources Inc.

joel.rennie@freehills.com

QV.1 Building 250 St Georges Terrace Perth WA 6000 Australia GPO Box U1942 Perth WA 6845 Australia Sydney Melbourne Perth Brisbane Singapore	Telephone +61 8 9211 7777 Facsimile +61 8 9211 7878 www.freehills.com DX 104 Perth Correspondent offices in Hanoi Ho Chi Minh City Jakarta

Contents

	Table of contents

1	Definitions and interpretation		2
	1.1	Agreement components	2
	1.2	Definitions	2
	1.3	Interpretation	2
	1.4	Inclusive expressions	2
	1.5	Incorporated definitions	2
2	Effective Date		2
3	Conditions Precedent		3
	3.1	Conditions precedent	3
	3.2	Notice to Borrower	3
4	Variation		3
	4.1	Amendments to Definitions	3
	4.2	Amendments to conditions precedent	4
	4.3	Amendments to Commitment, purpose and availability of Facility	6
	4.4	Amendments to Warrants	6
	4.5	Amendments to the Fees, Tax, costs and Expenses	6
	4.6	Amendments not to affect validity, rights, obligations	7
	4.7	Confirmation	7
5	Warrants		7
6	Representations and Warranties		7
7	General		7
	7.1	Notices	7
	7.2	Agreement is supplemental	7
	7.3	Governing law and jurisdiction	8
	7.4	Further action	8
	7.5	Costs and expenses	8
	7.6	Counterparts	8
	7.7	Attorneys	8

	Schedules
	Officer’s Certificate		10
	Manager’s Certificate		12
	Consent of Manager’s		14

	Signing page		16

1

First Amendment Agreement to Facility Agreement

Date   December 22, 2010

Between the parties

Borrower	Neutron Energy, Inc a company existing under the laws of Nevada, United States of America of 9000 East Nichols Avenue, Suite 225, Englewood, Colorado 80112, United States of America (Borrower)

Guarantor	Cibola Resources LLC a company existing under the laws of Delaware, United States of America of 9000 East Nichols Avenue, Suite 225, Englewood, Colorado 80112, United States of America (Guarantor)

Financier	RMB Australia Holdings Limited of Level 13, 60 Castlereagh Street, Sydney, New South Wales 2000, Australia (Financier)

Agent	RMB Resources Inc. of 7114 West Jefferson Avenue, Suite 100, Lakewood, Colorado 80235, United States of America (Agent)

Recitals	1	The parties are party to the Facility Agreement.

	2	At the request of the Borrower, the parties wish to amend the Facility Agreement in the manner set out in this agreement.

This agreement witnesses	that in consideration of, among other things, the mutual promises contained in this agreement, the parties agree as set out in the Operative part of this agreement.

1                                                   Definitions and interpretation

1.1                                        Agreement components

This agreement includes any schedule.

1.2                                        Definitions

The meanings of the terms used in this agreement are set out below.

Term	Meaning

Effective Date	the date on which the Agent has notified the Borrower in accordance with clause 3.2.

Facility Agreement	the agreement entitled ‘Facility Agreement’ dated 5 April 2010 between the Borrower, the Financier and the Agent.

Tranche 3 Work Fee	a non-refundable fee of US$50,000 payable in cash by the Borrower to the Agent upon acceptance of the Agent’s mandate to arrange the Tranche 3 Facility.

1.3                                        Interpretation

Unless the context requires otherwise the principles of interpretation contained in clauses 1.2 to 1.5 of the Facility Agreement apply, with the necessary changes, to this agreement.

1.4                                        Inclusive expressions

Specifying anything in this agreement after the words ‘includes’ or ‘for example’ or similar expressions does not limit what else is included unless there is express wording to the contrary.

1.5                                        Incorporated definitions

Any word or expression (other than one defined in clause 1.2) defined in the Facility Agreement, unless the context requires otherwise, has the same meaning when used in this agreement.

2                                                   Effective Date

On and with effect from the Effective Date, the terms and conditions of the Facility Agreement are amended as set out in clause 4.

3                                                   Conditions Precedent

3.1                                        Conditions precedent

The Effective Date does not occur until the Agent has received the following in form and of substance satisfactory to it:

(a)                                           this agreement: an original of this agreement executed by each party;

(b)                                          officer’s and manager’s certificates: certificates in relation to the Borrower and the Guarantor given in substantially the forms set out in Schedule 1 and 2, respectively, of this agreement;

(c)                                           Authorizations: evidence that all Authorizations have been obtained in connection with the transactions contemplated by this agreement;

(d)                                          enquiries: results of all searches and enquiries required by the Financier of Agent in respect of each Transaction Party, the Project Assets and other Secured Property;

(e)                                           other approvals: evidence that all other approvals for the transactions contemplated by this agreement have been obtained;

(f)                                             costs and fees: evidence that all applicable transaction fees, legal fees, costs and charges in relation to this agreement and all related matters, and all other fees, costs and expenses of the Finance Parties payable on or before the Effective Date (including, without limitation, the Tranche 3 Work Fee) have been paid, or where payable on or before the date of provision of the Tranche 3 Funding Portion, evidence that the relevant amount or amounts will be paid in full at the time the Tranche 3 Funding Portion is provided; and

(g)                                          other matters: any other certificates, Authorizations, documents, matters or things which the Financier or Agent reasonably requires.

3.2                                        Notice to Borrower

The Agent must give notice to the Borrower as soon as practicable after the conditions precedent in clause 3.1 have been satisfied or waived.

4                                                   Variation

4.1                                        Amendments to Definitions

Clause 1.1 of the Facility Agreement is amended by:

(a)                                           replacing the definition of “Commitment” with the following definition:

“the Tranche 1 Commitment, the Tranche 2 Commitment and the Tranche 3 Commitment.”

(b)                                          inserting the new definition “Corporate Transaction” with the following meaning:

“any action taken by the Borrower in order to give any entitlement to Shares to any person, including (without limitation) by way of any arrangement, merger or reconstruction or any rights or bonus issue.”

(c)                                           inserting the following words between the words “Raising” and “undertaken in the second line of paragraph 2 of the definition of “Exercise Price”:

“or other Corporate Transaction”

(d)                                          inserting the new definition “First Amendment Agreement to the Facility Agreement” with the following meaning:

“the agreement entitled First Amendment Agreement to the Facility Agreement dated on or about 22 December 2010 between the Borrower, the Financier and the Agent.”

(e)                                          replacing the definition of “Facility” with the following definition:

“the Tranche 1 Facility, the Tranche 2 Facility and the Tranche 3 Facility, as applicable, and Facilities, means all of them.”

(f)                                             replacing the definition of “Funding Portion” with the following definition:

“a Tranche 1 Funding Portion, Tranche 2 Funding Portion or Tranche 3 Funding Portion.”

(g)                                          Replacing the definition of “Repayment Date” with the following definition: “30 June 2011.”

(h)                                          deleting the number “4,571,428” from the third line of the definition of “Top Up Warrants” and replacing it with the number “7,314,285”.

(i)                                              inserting the following definitions between the definitions of “Tranche 2 Warrants” and “Transaction Document”:

Tranche 3 Availability Period	the period commencing on the date that all conditions precedent in clause 2.3 are satisfied or waived by the Agent and ending on the earlier of:

	1	the date on which the Tranche 3 Facility is fully drawn or cancelled under this agreement; or

	2	five (5) Business Days after the date that all conditions precedent in clause 2.3 are satisfied or waived by the Agent, but in no event later than 31 December 2010.

Tranche 3 Commitment	the maximum aggregate amount agreed to be provided by the Financier under the Tranche 3 Facility, being $8,000,000, as reduced or cancelled in accordance with this agreement.

Tranche 3 Facility	the facility made available to the borrower under clause 3.1(c).

Tranche 3 Funding Portion	each portion of the Tranche 3 Commitment provided under this agreement.

4.2                                        Amendments to conditions precedent

(a)                                           A new clause 2.3 is inserted immediately following clause 2.2 of the Facility Agreement as follows:

“2.3                               Conditions precedent to the Tranche 3 Funding Portion

The Financier is not obliged to provide the Tranche 3 Funding Portion or the Tranche 3 Commitment until the Agent has received all of the following in form and of substance satisfactory to the Agent:

(a)                                  Amended Security: an original of each document amending the Securities to the extent necessary to secure the full amount of the Commitment as amended by the First Amendment Agreement to the Facility Agreement duly executed by the parties to them and, where applicable:

(1)                                          with evidence satisfactory to the Agent that all Taxes applicable to the Securities (as amended) have been paid; and

(2)                                          where registrable, in registrable form together with all executed documents necessary to register them;

(b)                                 Opinions: an opinion addressed to the Finance Parties from:

(1)                                          the Borrower’s counsel in Colorado in respect of the enforceability of the Transaction Documents as amended by or in connection with the First Amendment Agreement to the Facility Agreement which are governed by the laws of Colorado;

(2)                                          the Borrower’s counsel in Colorado in respect of the enforceability of the Transaction Documents as amended by or in connection with the First Amendment Agreement to the Facility Agreement which are governed by the laws of New Mexico;

(3)                                          the Borrower’s counsel, Hogan Lovells US LLP, in respect of the due execution of the Transaction Documents as amended by or in connection with the First Amendment Agreement to the Facility Agreement by the Borrower under the laws of Nevada;

(c)                                         Warrants: if the Financier’s interest in the Borrower does not meet Maximum Percentage Financier Interest and if required by the Financier, the Top Up Warrants and certificates for the Top Up Warrants issued in the name of the Financier or the Financier’s nominee (as applicable);

(d)                                        Promissory Note: a Promissory Note has been provided by the Borrower to the Agent that has been appropriately completed and executed by the Borrower;

(e)                                         Budgets: a copy of the agreed Corporate and Project Budget for the 12 month period commencing on the Funding Date for the provision of the Tranche 3 Funding Portion initialled by the Borrower and the Agent for identification purposes;

(f)                                           Arrangement Fee: evidence that the fee described in clause 16.1(b) of the Facility Agreement as amended by the First Amendment Agreement to the Facility Agreement has been or will be paid in full (less any agreed deductions) at the time the Tranche 3 Funding Portion is provided; and

(g)                                        Extension Fee: evidence that the fee described in clause 16.1(c) of the Facility Agreement as amended by the First Amendment Agreement to the Facility Agreement has been or will be paid in full at the time the Tranche 3 Funding Portion is provided.”

(b)                                          Clause 2.3 of the Facility Agreement is renumbered as clause “2.4” and:

(1)                                          sub-paragraph (c)(1) of that clause is amended by deleting the word “or” from the end of that sub-paragraph;

(2)                                          sub-paragraph (c)(2) of that clause is amended by addition of the word “or” at the end of that sub-paragraph;

(3)                                          inserting the following as sub-paragraph (c)(3) of that clause:

“a Tranche 3 Funding Portion, is a Business Day within the Tranche 3 Availability Period;”;

(4)                                          sub-paragraph (d)(1) of that clause is amended by deleting the word “or” from the end of that sub-paragraph;

(5)                                          sub-paragraph (d)(2) of that clause is amended by deleting the full stop at the  end of that sub-paragraph and replacing it with the following “; or”; and

(6)                                          inserting the following as sub-paragraph (d)(3) of that clause:

“a   Tranche 3 Funding Portion, the Tranche 3 Commitment will not be exceeded by providing the Tranche 3 Funding Portion;”;

(c)                                           Clause 2.4 of the Facility Agreement is renumbered as clause “2.5”.

(d)                                          Clause 2.5 of the Facility Agreement is renumbered as clause “2.6”.

4.3                                        Amendments to Commitment, purpose and availability of Facility

(a)                                           Clause 3.1 of the Facility Agreement is amended as follows:

(1)                                          by deleting the word “and” from the end of clause 3.1(a);

(2)                                          by deleting the full stop at the end of clause 3.1(b) and replacing it with the following “; and”;

(3)                                          inserting the following as clause 3.1(c):

“the Tranche 3 Facility during the Tranche 3 Availability Period by providing a single Funding Portion up to a maximum amount that does not exceed the Tranche 3 Commitment.”

(b)                                          Clause 3.2 of the Facility Agreement is amended by inserting the following as clause 3.2(c):

“The Borrower must use the net proceeds of the Funding Portion provided under the Tranche 3 Facility only for:

(1)                                           its general working capital requirements as contemplated in the Capital and Project Budget most recently provided to the Agent; and

(2)                                           any other purpose that the Agent approves in writing.”

(c)                                           Clause 3.3 of the Facility Agreement is amended as follows:

(1)                                          by deleting the word “or” from the end of clause 3.3(e)(1);

(2)                                          by deleting the full stop at the end of clause 3.3(e)(2) and replacing it with the following “; or”;

(3)                                          inserting the following clause 3.3(e)(3):

“the Tranche 3 Commitment has not been provided in full as at 5:00pm Sydney time on the last day of the Tranche 3 Availability Period,”.

4.4                                        Amendments to Warrants

Clause 7.2  of the Facility Agreement is amended by deleting the words “ following the issue of Tranche2 Warrants” from the first line.

4.5                                        Amendments to the Fees, Tax, costs and Expenses

Clause 16.1 is deleted and replaced with the following:

“The Borrower must pay to the Agent non-refundable and non-rebateable arrangement and extension fees equal to:

(a)                                     7% of the Tranche 1 and Tranche 2 Commitments (being US$1,120,000), payable as follows:

(1)                                     on the date the Tranche 1 Funding Portion is provided to the Borrower under clause 3.1(a), US$540,000, less any Work Fees which have been paid to the Agent by the Borrower; and

(2)                                     on the date the Tranche 2 Funding Portion is provided to the Borrower under clause 3.1(b), US$580,000;

(b)                                    4% of the Tranche 3 Commitment (being US$320,000), less any Tranche 3 Work Fee that has been paid to the Agent by the Borrower, payable on the date the Tranche 3 Funding Portion is provided to the Borrower; and

(c)                                     an extension fee in the amount of US$160,000 in respect of the extension to the Repayment Date under the Tranche 1 Facility and the Tranche 2 Facility, payable on the date the Tranche 3 Funding Portion is provided to the Borrower.”

4.6                                        Amendments not to affect validity, rights, obligations

(a)                                          The amendments to the Facility Agreement in this clause 4 do not affect the validity or enforceability of the Facility Agreement or any other Transaction Document.

(b)                                         Nothing in this agreement:

(1)                                          prejudices or adversely affects any right, power, authority, discretion or remedy arising under the Facility Agreement or any other Transaction Document before the Effective Date; or

(2)                                          discharges, releases or otherwise affects any liability or obligation arising under the Facility Agreement or any other Transaction Document before the Effective Date.

4.7                                        Confirmation

(a)                                           On and with effect from the Effective Date, each party is bound by the Facility Agreement as amended by this agreement.

(b)                                          Each party acknowledges and agrees that this agreement is a ‘Transaction Document’ as defined in, and for all purposes under, the Facility Agreement.

5                                                  Representations and Warranties

The Borrower and each Guarantor represents and warrants that each of the representations and warranties given by it in the Facility Agreement are true in respect of the facts subsisting at the date of this agreement.

6                                                   General

6.1                                        Notices

A notice given under this agreement must be given in accordance with the Facility Agreement.

6.2                                        Agreement is supplemental

This agreement is supplemental to the Facility Agreement.

6.3                                        Governing law and jurisdiction

(a)                                           This agreement is governed by the laws of the State of Colorado and the laws of the United States of America which are applicable in the State of Colorado.

(b)                                          Each party irrevocably submits to the non-exclusive jurisdiction of the courts of the State of Colorado.

6.4                                        Further action

Each party must do all things and execute all further documents necessary to give full effect to this agreement.

6.5                                        Costs and expenses

The Borrower must pay all reasonable costs and expenses of the Financiers, the Agent and the Security Trustee in relation to the negotiation, preparation, execution, delivery, stamping and completion of this agreement whether it is executed or not.

6.6                                        Counterparts

(a)                                           This agreement may be executed in any number of counterparts.

(b)                                          All counterparts, taken together, constitute one instrument.

(c)                                           A party may execute this agreement by signing any counterpart.

6.7                                        Attorneys

Each of the attorneys executing this agreement states that the attorney has no notice of the revocation of the power of attorney appointing that attorney.

Schedules

Table of contents

Officer’s Certificate	10

Manager’s Certificate	12

Schedule 1

Officer’s Certificate

Clause 3.1(b)

To:       [insert Agent name] (Agent)

I, Edward M. Topham, am the company secretary of Neutron Energy, Inc. (the Company).

I refer to the First Amendment Agreement to Facility Agreement dated [insert date] (Amending Agreement).

A term defined in the Amending Agreement has the same meaning when used in this Certificate.

I have been authorised by the Company to give this certificate.

I certify as follows:

1                                                   Facility Agreements

Attached to this certificate are true, complete and up-to-date copies of each of the following:

(a)                                           [power of attorney: a duly executed power of attorney granted by each Transaction Party authorising execution of the Amending Agreement; and]

(b)                                          resolutions: a copy of a resolution of the board of directors and shareholders (if applicable) of the Company approving the terms of, and the transactions contemplated by the Amending Agreement.

2                                                   No revocation

Each document[ and power of attorney] referred to in clause 1 of this Schedule 1 is in full force and effect and has not been amended, modified or revoked.

3                                                   Officers

The Officers of the Company previously notified to you have not changed.

4                                                   Certification

I certify that:

(a)                                           as at the date of execution of the Amending Agreement, the Company is solvent and will not become insolvent by entering into and performing its obligations under the Amending Agreement, the Facility Agreement as amended by the Amending Agreement and the other Transaction Documents to which it is a party;

(b)                                          entering into the Amending Agreement is for the corporate benefit of the Company; and

(c)                                           the constitution of the Company that was attached to our certificate dated April 12, 2010 has not changed.

sign here
Edward M. Topham, Chief Financial Officer, Secretary and Treasurer

date

Schedule 2

Manager’s certificate

To:       RMB Resources Inc.

I, Edward M. Topham, am a director/company secretary of Neutron Energy, Inc., the Manager of Cibola Resources LLC (the Company).

I refer to the facility agreements, First Amendment Agreement to Facility Agreement dated [•] and Facility Agreement dated April 5, 2010 between the Neutron Energy, Inc. (as Borrower), the Company (as Guarantor), RMB Australia Holdings Limited (as Financier) and RMB Resources Inc. (as Agent).

A term defined in the First Amendment Agreement to Facility Agreement and/or the Facility Agreement has the same meaning when used in this Certificate.

I have been authorised by the Company to give this certificate.

I certify as follows:

5                                                   Relevant documents

Attached to this certificate are true, complete and up-to-date copies of each of the following:

(a)                                           constituent documents: the operating agreement, members agreement, articles of incorporation, by-laws, constitution or other constating documents of the Company; and

(b)                                          manager’s resolution: resolution of the Manager of the Company approving the execution and performance of its obligations under the Transaction Documents to which it is expressed to be a party.

6                                                   No revocation

Each document and resolution referred to in paragraph 1 is in full force and effect and has not been amended, modified or revoked.

7                                                   Officers

The following signatures are the true signatures of each of the Officers of Neutron Energy, Inc. the Manager of the Company as at the date of this certificate:

Name	Position	Signature

(a) Gary C. Huber	Chief Executive Officer, Director

(b) Edward M Topham	Chief Financial Officer, Secretary and Treasurer

8                                                   Certification

(a)                                           As at the date of execution of each Transaction Document as amended by or in connection with the First Amendment Agreement to Facility Agreement to which it is a party, the Company is solvent and will not become insolvent by entering into and performing its obligations under each Transaction Document to which is a party.

(b)                                          We undertake not to file a petition for bankruptcy (or take any similar action) for a period of 90 days from the provision of the Funding Portion.

(c)                                           No Default has occurred and is continuing and no Default will arise as a result of the Tranche 3 Funding Portion being provided by the Financier under the First Amendment Agreement to Facility Agreement.

(d)                                          As at the date of this certificate, no event has occurred and is continuing which has had or is likely to have a Material Adverse Effect.

(e)                                           As at the date of this certificate, each representation and warranty in the Facility Agreement and the First Amendment Agreement to Facility Agreement is true and correct.

Signed by

sign here
Edward M. Topham Chief Financial Officer, Secretary and Treasurer Neutron Energy, Inc.

date

Consent of Manager

The undersigned, being the Manager (Manager) of Cibola Resources LLC, a Delaware limited liability company (the Company), hereby adopts and consents to the following resolutions in connection with the provision of a facility of up to an aggregate amount of US$24,000,000 (increased from $16,000,000 previously granted under a Facility Agreement dated April 5, 2010) from RMB Australia Holdings Limited (as Financier), RMB Resources Inc. (as Agent) to Neutron Energy, Inc. (as Borrower) and the Company (as Guarantor) for the development of the projects known as the Cebolleta Project, located near Grants in Cibola County, New Mexico and the Juan Tafoya Project, located in McKinley and Sandoval Counties, New Mexico, and for the Borrower’s general working capital purposes (the Transaction).

WHEREAS, the Manager reviewed the following documents in connection with the Transaction:

(f)                                            a First Amendment Agreement to Facility Agreement between the Borrower, Guarantor and  Financier and Agent (together, the Finance Parties) (the Amended Facility Agreement);

(g)                                         a Promissory Note in the amount of $8,000,000 to be issued by Borrower in favour of the Financier in relation to Tranche 3 Funding Portion;

(h)                                         the Amended Mortgage over mineral rights and other property located in Cibola County, New Mexico to be granted by the Company in favour of the Finance Parties;

(together, the Documents).

WHEREAS, the Manager reviewed the contents of the Documents and the transactions contemplated by them, and in particular acknowledged the accuracy of the Company’s representations and warranties contained in the Documents. In the course of its deliberations, the Manager concluded that:

(i)                                             it is for the corporate benefit of the Company that it enters into and executes the Documents;

(j)                                             in deciding to commit the Company to the Transaction and the Documents, the Manager would be acting for a proper purpose reasonably connected with the actual or potential business of the Company, and in accordance with the Company’s constating documents;

(k)                                          at the time of deciding to commit the Company to the Transaction and the Documents, the Company was solvent and there were reasonable grounds to expect that if the Company executed the Documents, the Company would continue to be able to pay all of its debts as they became due;

(l)                                             the power of the Manager to enter into and execute the Documents above had not been limited by any regulation prescribed by the Company in general meeting, and the Company’s execution and performance of the Documents would not cause the Company (or any other person) to contravene:

(1)                                           any laws of the State of Delaware and the United States of America;

(2)                                           the constating documents of the Company; or

(3)                                           any other document with any other person by which the Company or any of its property is bound.

IT IS, THEREFORE, RESOLVED:

(m)                                       That the Manager hereby approves and ratifies the Transaction and authorizes the entry into, execution and delivery of:

(1)                                           the Documents in substantially the form presented to the meeting subject to such amendments as the Manager considers necessary or desirable; and

(2)                                           any other deeds, agreements and documents referred to in, or which the Manager considers necessary or expedient for giving effect to the provisions of, or the transactions contemplated by, the Documents, (collectively, the Transaction Documents);

(n)                                         The Manager authorizes the Company’s observance and performance of its obligations under the Transaction Documents.

(o)                                         The Manager is authorized to execute, issue and deliver any or all of the Transaction Documents in accordance with any laws of the State of Delaware and the United States of America.

(p)                                         That the Manager is hereby authorized and directed to take all such actions, do all such things and execute and deliver all such other instruments and documents as may be reasonable and necessary in order to accomplish the purposes of the foregoing resolutions.

(q)                                         These Resolutions may be executed in any number of counterparts, all of which, taken together, shall constitute one and the same instrument.

(r)                                            The Manager certifies that true, correct and complete copies of the Company’s constating documents have been furnished to the Finance Parties prior to the date hereof and, since such time, such documents remain in full force and effect and have not been repealed, amended or otherwise changed, in whole or in part.

Manager

Signed for
Neutron Energy, Inc.
by

sign here
Gary C. Huber President and Chief Executive Officer Neutron Energy, Inc.

date

sign here
Edward M. Topham Chief Financial Officer, Secretary and Treasurer Neutron Energy, Inc.

date

Signing page

Executed as an agreement

Borrower

Signed for
Neutron Energy, Inc.
by its authorised signatories

sign here	/s/ Edward M. Topham
Authorised Signatory

print name	Edward M. Topham

sign here	/s/ Gary C. Huber
Authorised Signatory

print name	Gary C. Huber

Guarantor

Signed for
Cibola Resources LLC
by its authorised signatories

sign here	/s/ Edward M. Topham
Authorised Signatory

print name	Edward M. Topham

sign here	/s/ Gary C. Huber
Authorised Signatory

print name	Gary C. Huber

Agent

Signed for
RMB Resources Inc
by its authorised signatory

sign here	/s/ Richard A. Winters
Authorised Signatory

print name	Richard A. Winters

Financier

Signed for
RMB Australia Holdings Limited
by its attorney

sign here	/s/ Gregory Gay
Director

print name	Gregory Gay

in the presence of

sign here	/s/ James Bennett
Secretary

print name	James Bennett